Exhibit 10.1

EXECUTION COPY

RESTRUCTURING AGREEMENT

This RESTRUCTURING AGREEMENT (this “Agreement”) is made and entered into as of August 17, 2012, by and among AVENTINE RENEWABLE ENERGY HOLDINGS, INC., a corporation organized under the laws of Delaware (the “Borrower”), AVENTINE RENEWABLE ENERGY, INC., a Delaware corporation (“AREI”), AVENTINE RENEWABLE ENERGY — AURORA WEST, LLC, a Delaware limited liability company (“ARE-AW”), AVENTINE RENEWABLE ENERGY — MT VERNON, LLC, a Delaware limited liability company (“ARE-MT”), AVENTINE RENEWABLE ENERGY — CANTON, LLC, a Delaware limited liability company (“ARE-C”), AVENTINE POWER, LLC, a Delaware limited liability company (“Power”), and NEBRASKA ENERGY, L.L.C., a Kansas limited liability company (“Nebraska”; together with AREI, ARE-AW, ARE-MT, ARE-C and Power, each a “Guarantor”, and collectively, jointly and severally, the “Guarantors”; and together with the Borrower, each a “Loan Party” and collectively, the “Loan Parties”), each Lender listed on the signature pages hereof, such Lenders constituting 100% of the Lenders under the Credit Agreement referred to below (the “Consenting Lenders”), and certain shareholders of the Borrower beneficially holding the Borrower’s issued and outstanding common stock in the amounts set forth in Exhibit B hereto (the “Majority Shareholders”).  The Loan Parties, the Consenting Lenders, the New Term Loan Lenders (as defined below) and the Majority Shareholders are collectively referred to herein as the “Parties.”

WITNESSETH:

WHEREAS, the Borrower, the Lenders, Citibank, N.A., in its capacity as administrative agent and collateral agent (in such capacities, the “Agent”) for the Lenders, and certain other Persons in their capacity as Joint Lead Arrangers, Joint Book-Runners and/or as Co-Syndication Agents are parties to that certain Senior Secured Term Loan Credit Agreement, dated as of December 22, 2010, as amended from time to time (the “Credit Agreement”), and subject to the Forbearance Agreement, dated as of July 27, 2012 (the “Forbearance Agreement”).

WHEREAS, the Consenting Lenders, the Loan Parties and the Majority Shareholders have agreed to a restructuring of the indebtedness and capital stock of the Borrower and other Loan Parties (the “Restructuring”), subject to the terms and conditions described in this Agreement and the term sheet that is attached hereto as Exhibit A and made a part hereof (the “Restructuring Term Sheet”).

NOW, THEREFORE, in consideration of the agreement and provisions herein contained, the Parties do hereby agree as follows:

Section 1.                                          Definitions.  All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

Section 2.                                          Consent.  Each of the Parties agrees as follows:

2.01                        Consenting Lenders.  Each Consenting Lender agrees to the Restructuring, as set forth herein and in the Restructuring Term Sheet, subject to the Restructuring Conditions, the other conditions set forth herein, and the conditions set forth in the Restructuring Term Sheet.

2.02                        New Term Loan Lenders.  Each New Term Loan Lender agrees to fund its Commitment and provide its share of the New Term Loan, as set forth herein and in the Restructuring Term Sheet, subject to the New Term Loan Conditions, the other conditions set forth herein, and the conditions set forth in the Restructuring Term Sheet.

2.03                        Loan Parties.  Each Loan Party agrees to the Restructuring, and further agrees to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, to consummate and make effective the transactions contemplated by the Restructuring as provided herein and in the Restructuring Term Sheet.

2.04                        Majority Shareholders.  Each of the Majority Shareholders agrees to vote, in connection with any request for approval submitted by the Borrower to its shareholders, the shares of common stock owned or controlled by such Majority Shareholder in favor of approval of the Restructuring, and further agrees to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by the Restructuring as provided herein and in the Restructuring Term Sheet.

Section 3.                                          Conditions to Restructuring Applicable to Consenting Lenders and New Term Loan Lenders.

3.01                        Each Consenting Lender’s consent to the Restructuring is subject to (i) all material definitive documentation for the Restructuring being in form and substance reasonably satisfactory to such Consenting Lender, (ii) approval by such Consenting Lender of the terms noted in the Restructuring Term Sheet as “TBD”, and (iii) reasonable determination by such Consenting Lender that the further conditions precedent set forth below and in the Restructuring Term Sheet have been satisfied (clauses (i), (ii) and (iii), the “Restructuring Conditions”).

3.02                        The Consenting Lenders have agreed to provide (or to cause one or more of its affiliates or funds under its management to provide) $30,000,000 of new financing to the Borrower and the other Loan Parties (the “New Term Loan”) on the terms and subject to the conditions set forth in the Restructuring Term Sheet, provided that each Consenting Lender shall only be obligated to fund any portion of the New Term Loan if it receives all of its required internal credit approvals (each such Consenting Lender which obtains such internal credit approvals and commits to fund a portion of the New Term Loan, in such capacity, a “New Term Loan Lender” and collectively the “New Term Loan Lenders”).  It is expected that, subject to receipt of such internal credit approvals, each New Term Loan Lender shall commit to fund a pro rata portion of the New Term Loan (such amount representing such New Term Loan Lender’s “Commitment”), corresponding to its ownership of the amount outstanding under the Credit Agreement.  Any changes to such expected allocations will be approved by all of the Consenting Lenders.  Each New Term Loan Lender’s Commitment is subject to (i) all material definitive documentation for the New Term Loan being in form and substance reasonably satisfactory to such New Term Loan Lender, (ii) approval by such New Term Loan Lender of the terms noted in the Restructuring Term Sheet as “TBD,” (iii) reasonable determination by such New Term Loan Lender that the further conditions precedent set forth below and in the Restructuring Term

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Sheet have been satisfied, and (iv) receipt of internal credit approvals by each of the New Term Loan Lender (clauses (i), (ii), (iii), and (iv) the “New Term Loan Conditions”).

Section 4.                                          Conditions to Consent of All Parties.  Each Consenting Lender’s consent to the Restructuring, each New Term Loan Lender’s Commitment for the New Term Loan, each Loan Party’s consent to the Restructuring, and each Majority Shareholder’s consent to the Restructuring, is subject to the following conditions:

(a)                                  the execution of this Agreement by the Consenting Lenders, the New Term Loan Lenders, the Loan Parties and the Majority Shareholders;

(b)                                 the negotiation and execution of documentation evidencing the Restructuring, in a form reasonably satisfactory to each Consenting Lender, the Majority Shareholders and the Loan Parties, on the terms and conditions set forth or contemplated in, and subject to the limitations contemplated by, this Agreement and the Restructuring Term Sheet (it being understood that each Consenting Lender and the Loan Parties shall act on a good faith commercially reasonable basis to agree upon such documentation), in accordance with the Restructuring Term Sheet;

(c)                                  the negotiation and execution of documentation evidencing the New Term Loan, in a form reasonably satisfactory to each New Term Lender and the Loan Parties, on the terms and conditions set forth or contemplated in, and subject to the limitations contemplated by, this Agreement and the Restructuring Term Sheet (it being understood that each New Term Lender and the Loan Parties shall act on a good faith commercially reasonable basis to agree upon such documentation), in accordance with the Restructuring Term Sheet;

(d)                                 the New Term Loan Lenders’ receipt on the Closing Date (as defined in the Restructuring Term Sheet) of a fully earned nonrefundable fee equal to 3% of each Term A Lender’s (as defined in the Restructuring Term Sheet) portion of the Term A Loan (as defined in the Restructuring Term Sheet), which fee shall be paid in kind by being added to the principal amount of the Term A Loan (as defined in the Restructuring Term Sheet) (the “Closing Fee”);

(e)                                  the New Term Loan Lenders’ having earned on the Closing Date a nonrefundable fee equal to 3% of each Term A Lender’s portion of the Term A Loan, which fee shall be paid in cash at the time specified in the Restructuring Term Sheet (the “Exit Fee”);

(f)                                    the simultaneous funding by each New Term Loan Lender in respect of the New Term Loan so that the New Term Loan is fully funded on the Closing Date; and

(g)                                 the other conditions specified in the Restructuring Term Sheet.

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Section 5.                                          Acknowledgements.  Each Consenting Lender, each New Term Loan Lender and each Majority Shareholder acknowledges that it has independently and without reliance on any other Party, and based on the financial information of the Loan Parties and such other documents and information as it has deemed appropriate, made its own credit and other investment analysis and decision to enter into the Restructuring and, if applicable, to provide its Commitment for the New Term Loan.

Section 6.                                          Representations of the Consenting Lenders.  Each Consenting Lender represents and warrants, on a several but not joint basis, as of the date hereof:

(a)                                  that it is the legal owner, beneficial holder, and/or the investment advisor or manager for the legal or beneficial owner of the Term Loans identified in Exhibit C hereto(1);

(b)                                 such Term Loans are free and clear of any pledge, lien, security interest, charge, claim, equity, option, proxy, voting restriction, right of first refusal or other limitation on disposition or encumbrances of any kind, that might adversely affect in any way such Consenting Lender’s performance of its obligations contained in this Agreement at the time such obligations are required to be performed;

(c)                                  that there is no amount of Term Loans of which it is the legal owner, beneficial owner and/or investment manager for the legal or beneficial owner that are not disclosed in Exhibit C hereto unless such Consenting Lender does not possess the full power to vote and dispose of such Term Loans; and

(d)                                 that it has the full power to vote, dispose of and compromise, consistent with the provisions contained in the Restructuring Term Sheet, the aggregate principal amount of its Term Loans.

Section 7.                                          Representations of the Majority Shareholders.  The Majority Shareholders represent and warrant, jointly and severally, as of the date hereof:

(e)                                  that they are the legal owners and/or beneficial holders of the number of shares of common stock of the Borrower identified in Exhibit B hereto of the Majority Shareholders; and

(f)                                    such shares of common stock of the Borrower are free and clear of any voting agreement, voting restriction or other similar restriction or limitation that might adversely affect in any way such Majority Shareholder’s performance of its obligations contained in this Agreement at the time such obligations are required to be performed.

Section 8.                                          Consenting Lender and Majority Shareholder Acknowledgements.  Each of the Consenting Lenders acknowledges and agrees (for itself), regardless of whether such Consenting Lender’s interest in the Credit Agreement constitutes “securities” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and each Majority Shareholder acknowledges and agrees (for itself) that (a) such Consenting Lender or such Majority

(1)  Holdings on Exhibit C include the PIK Forbearance Fee under the Forbearance Agreement and accrued interest under the Credit Agreement to July 31, 2012.

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Shareholder, as the case may be, is (i) an “accredited investor” as such term is defined in Rule 501(a) of the Securities Act, or (ii) a “qualified institutional buyer” as such term is defined in Rule 144A of the Securities Act, and (b) adequate information was available to such Consenting Lender or such Majority Shareholder, as the case may be, in order to enable it to make an informed decision such that, were this Agreement to be construed as or deemed to constitute a solicitation or acceptance governed by the U.S. securities laws, such solicitation was in compliance with U.S. securities rules, and regulations governing the adequacy of disclosure in connection with such solicitation.

Section 9.                                          Effectiveness.  This Agreement shall become effective upon execution by each of the Parties.

Section 10.                                   Termination of Agreement.

(a)                                  This Agreement shall automatically terminate on the earliest to occur of (i) the Closing Date, (ii) September 30, 2012, or (iii) the expiration date of the Forbearance Agreement (as the same may be extended from time to time), provided, however, that this Agreement shall not be terminable by a Party if the date in clause (b) is not met due to a breach by such Party of its obligations under this Agreement or, if applicable, under such Lender’s Commitment.  This Agreement may be terminated by the mutual consent of the Consenting Lenders, the New Term Loan Lenders, the Loan Parties and the Majority Shareholders.

(b)                                 Notwithstanding anything herein to the contrary, the Loan Parties may terminate this Agreement in the event of (i) breach by any Party (other than a Loan Party) that would have a material adverse effect on the Loan Parties, (ii) the governing board of any Loan Party determines in good faith, based upon the written legal advice of counsel, that proceeding with the transactions contemplated by this Agreement would be a breach, or inconsistent with the exercise, of their respective fiduciary duties under applicable law, or (iii) the issuance by any governmental authority, including any regulatory authority or court of competent jurisdiction, of any ruling or order enjoining the consummation of this Agreement.

(c)                                  Upon the termination of this Agreement, this Agreement shall forthwith become void and of no further force or effect, each Party shall be released from its commitments, undertakings and agreements under or related to this Agreement, and there shall be no liability or obligation on the part of any Party under this Agreement; provided, however, that in no event shall any such termination relieve a Party from (i) liability for its breach or non-performance of its obligations hereunder prior to the date of such termination and (ii) obligations under the Credit Agreement or the Forbearance Agreement; and provided, further that, notwithstanding anything to the contrary herein, termination of this Agreement pursuant to and in accordance with this Section 10 may be waived by the Party having the right to so terminate, in which case the termination of this Agreement

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shall be deemed not to have occurred, this Agreement shall be deemed to continue in full force and effect, and the rights and obligations of the Parties shall be restored, subject to any modification set forth in such waiver.

Section 11.                                   Forbearance Agreement.  The Consenting Lenders hereby agree that the forbearance provided for under the Forbearance Agreement shall remain in effect until September 30, 2012, provided that (i) no other Termination Event (as defined in the Forbearance Agreement) occurs prior to such date and (ii) the ABL Agent and ABL Lender (each as defined in the Term Sheet) have extended the forbearance under the ABL Forbearance Agreement (as defined in the Term Sheet) until September 30, 2012 without any other modifications to the ABL Forbearance Agreement that are adverse to the Lenders or to the Loan Parties.

Section 12.                                   Miscellaneous.

12.01                 Changes.  This Agreement, the consent of each Consenting Lender, Loan Party and Majority Shareholder to the Restructuring, and each New Term Loan Lender’s Commitment, may not be withdrawn, amended, supplemented, or changed except pursuant to a writing signed by all of the Parties.

12.02                 Binding Effect; Assignment.  Each Consenting Lender, New Term Loan Lender, Loan Party and Majority Shareholder agrees that this Agreement, including the attached Restructuring Term Sheet, is a valid, binding and enforceable agreement with respect to the subject matter contained herein, it being understood that the agreement remains subject to conditions set forth herein and in the Restructuring Term Sheet.

(a)                                  Each Consenting Lender and New Term Loan Lender may assign its obligations under this Agreement, including a New Term Loan Lender’s obligation to fund its Commitment, in whole or in part to any of its affiliates or related funds, any other Lender, or another party; provided, however, that (i) such assignee party executes a joinder to this Agreement, and (ii) such assigning Lender shall not be relieved of any of its obligations to fund hereunder in the event any such assignee lender shall fail to fund in accordance with the terms hereof.  Any sale, transfer or assignment of any obligations hereunder that does not comply with this Section 12.02(a) shall be deemed null and void ab initio.  The obligations under this Agreement shall be binding on the successors or assigns of each Consenting Lender and New Term Loan Lender.

(b)                                 Each Majority Shareholder may, subject to compliance with applicable securities laws, sell, transfer or assign its common stock in the Borrower to any other Person, provided however, that (i) such purchaser, transferee or assignee executes a joinder to this Agreement, and (ii) such Majority Shareholder shall not be relieved of any of its obligations pursuant to the terms of this Agreement.

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12.03                 Confidentiality.  The contents of this Agreement are confidential and, with respect to each Party party to a confidentiality agreement with the Borrower regarding the subject matter herein, this Agreement is subject to the terms and conditions set forth in such confidentiality agreement.  Except as required by law, statute, rule, regulation, valid judicial process or in response to a request from a regulatory or self-regulatory or supervisory authority having or asserting jurisdiction over such Party, this Agreement shall not be disclosed or displayed or its contents otherwise disclosed by any Party to any third person (other than, on a confidential basis, to Agent, the ABL Lender and ABL Agent (each as defined in the Restructuring Term Sheet), to any Party’s counsel, officers, employees, advisors and the limited partners or clients of such Party’s managed funds and accounts) without the prior written consent of the non-disclosing Parties.

12.04                 Severability.  The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction.

12.05                 Counterparts.  This Agreement may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic transmission shall be equally effective as delivery of a manually executed counterpart.

12.06                 Headings.  Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

12.07                 Submission of Agreement.  The submission of this Agreement to the Parties or their agents or attorneys for review or signature does not constitute a commitment by any Consenting Lender, New Term Loan Lender, Loan Party or Majority Shareholder to take or refrain from taking any action contemplated hereby and this Agreement shall have no binding force or effect until all of the conditions to the effectiveness of this Agreement have been satisfied as set forth herein.

12.08                 Authorization.  Each of the Parties hereby represents and warrants that the execution, delivery and performance of this Agreement by such Party (i) is within the power and authority of such Party and has been duly authorized by all necessary action by such Party and (ii) has been duly authorized, executed and delivered by such Party and constitutes the legal, valid and binding obligation of such Party, enforceable in accordance with its terms.

12.09                 Governing Law; Waiver of Jury Trial.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.  Each of the Consenting Lenders, New Term Loan Lenders, Loan Parties and Majority Shareholders hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of the Consenting Lenders, New Term Loan Lenders,

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Loan Parties and/or Majority Shareholders in the negotiation, administration, performance or enforcement hereof.

12.10                 Conflicts.  In the event of a conflict between the specific terms contained in the body of this Agreement and the specific terms of the Restructuring Term Sheet, the terms contained in the body of this Agreement shall control.

[remainder of page left intentionally blank]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

AVENTINE RENEWABLE ENERGY HOLDINGS, INC. as Borrower

By:	/s/ Calvin Stewart
Name: Calvin Stewart
Title: Chief Financial Officer

SUBSIDIARY GUARANTORS:

AVENTINE RENEWABLE ENERGY, INC.

By:	/s/ Calvin Stewart
Name: Calvin Stewart
Title: Treasurer

AVENTINE RENEWABLE ENERGY-AURORA WEST, LLC

By:	/s/ Calvin Stewart
Name: Calvin Stewart
Title: Treasurer

AVENTINE RENEWABLE ENERGY- MT VERNON, LLC

By:	/s/ Calvin Stewart
Name: Calvin Stewart
Title: Treasurer

AVENTINE POWER, LLC

By:	/s/ Calvin Stewart
Name: Calvin Stewart
Title: Treasurer

[Signature Page Restructuring Agreement]

AVENTINE RENEWABLE ENERGY-CANTON, LLC

By:	/s/ Calvin Stewart
Name: Calvin Stewart
Title: Treasurer

NEBRASKA ENERGY, L.L.C.

By:	/s/ Calvin Stewart
Name: Calvin Stewart
Title: Treasurer

[Signature Page Restructuring Agreement]

MIDTOWN ACQUISITIONS L.P.,
as a Lender

By: Midtown Acquisitions GP LLC, its general partner

/s/ Conor Bastable
Name: Conor Bastable
Title: Manager

[Signature Page Restructuring Agreement]

REDWOOD MASTER FUND, LTD.,
as a Lender

By:	REDWOOD CAPITAL MANAGEMENT, LLC,
its Investment Advisor

/s/ Jed Nussbaum
Name: Jed Nussbaum
Title: Authorized Signatory

[Signature Page Restructuring Agreement]

APOLLO INVESTMENT CORPORATION,
as a Lender

By: Apollo Investment Management, L.P., as Advisor
By: ACC Management, LLC, as its General Partner

/s/ Ted J. Goldthorpe
Name: Ted J. Goldthorpe
Title: Chief Investment Officer

[Signature Page Restructuring Agreement]

ALTAI CAPITAL MASTER FUND, LTD.
as a Lender

By:	Altai Capital Management, L.P., as
Investment Adviser

/s/ Toby E. Symonds
Name: Toby E. Symonds
	Title:	Managing Principal of the Investment
Adviser to Altai Capital Master Fund, Ltd.

[Signature Page Restructuring Agreement]

LJR CAPITAL L.P.,
as a Lender

/s/ Lawrence B. Gill
Name: Lawrence B. Gill
Title: Authorized Signatory

ALJ CAPITAL I, L.P.,
as a Lender

/s/ Lawrence B. Gill
Name: Lawrence B. Gill
Title: Authorized Signatory

ALJ CAPITAL II L.P.,
as a Lender

/s/ Lawrence B. Gill
Name: Lawrence B. Gill
Title: Authorized Signatory

[Signature Page Restructuring Agreement]

ROCHDALE FIXED INCOME PORTFOLIOS,
as a Lender

By:	Seix Investment Advisors LLC,
in its capacity as Sub-Adviser

/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

RIDGEWORTH SEIX FLOATING RATE HIGH INCOME
FUND,
as a Lender

By:	Seix Investment Advisors LLC,
in its capacity as Sub-Adviser

/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

RIDGEWORTH HIGH INCOME FUND
as a Lender

By:	Seix Investment Advisors LLC,
in its capacity as Sub-Adviser

/s/ Brian Nold
Name: Brian Nold
Title: Managing Director

SEIX MULTI-SECTOR ABSOLUTE RETURN FUND LP,
as a Lender

By:	Seix Investment Advisors LLC,
in its capacity as Investment Manager

/s/ Brian Nold
Name: Brian Nold
Title: Managing Director

[Signature Page Restructuring Agreement]

UNIVERSITY OF ROCHESTER,
as a Lender

By:	Seix Investment Advisors LLC,
in its capacity as Investment Manager

/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

[Signature Page Restructuring Agreement]

TPG CREDIT OPPORTUNITIES INVESTORS, L.P.,
as a Lender

By:	TPG Credit Opportunities Fund GP, L.P.
Its General Partner

/s/ Julie K. Braun
Name: Julie K. Braun
Title: Authorized Signatory

TPG CREDIT STRATEGIES FUND, L.P.,
as a Lender

By:	TPG Credit Strategies GP., L.P.
Its General Partner

/s/ Julie K. Braun
Name: Julie K. Braun
Title: Authorized Signatory

TPG Credit Strategies Fund II, L.P.,
as a Lender

By:	TPG Credit Strategies II GP., L.P.
Its General Partner

/s/ Julie K. Braun
Name: Julie K. Braun
Title: Authorized Signatory

TPS II Opportunities, L.P.,
as a Lender

By:	TPG Credit Strategies II GP, L.P.
Its General Partner

/s/ Julie K. Braun
Name: Julie K. Braun
Title: Authorized Signatory

[Signature Page Restructuring Agreement]

TPG Credit Opportunities Fund L.P.,
as a Lender

By:	TPG Credit Opportunities Fund GP, LP
Its general partner

/s/ Julie K. Braun
Name: Julie K. Braun
Title: COO

[Signature Page Restructuring Agreement]

MACQUARIE BANK LIMITED,
as a Lender

/s/ Brad Abraham
Name: Brad Abraham
Title: Division Director

/s/ Joel Outlaw
Name: Joel Outlaw Title: Associate Director
Legal Risk Management

[Signature Page Restructuring Agreement]

ALLIANCEBERNSTEIN STRATEGIC OPPORTUNITIES FUND, L.P.
as a Lender

By:	AllianceBernstein, L.P.,
as Investment Adviser

/s/ Jack Kelley
Name: Jack Kelley
Title: Senior Vice President

ALLIANCEBERNSTEIN EVENT DRIVEN OPPORTUNITIES FUND (DELAWARE), L.P.
as a Lender

By:	AllianceBernstein, L.P.,
as Investment Adviser

/s/ Jack Kelley
Name: Jack Kelley
Title: Senior Vice President

[Signature Page Restructuring Agreement]

CREDIT SUISSE LOAN FUNDING LLC
as a Lender

/s/ Robert Healey
Name: Robert Healey
Title: Authorized Signatory

/s/ Barry Zamore
Name: Barry Zamore
Title: Managing Director

[Signature Page Restructuring Agreement]

SENATOR GLOBAL OPPORTUNITY MASTER FUND L.P.

By:	Senator Master GP LLC,
its general partner

By:	/s/ Evan Gartenlaub
Name: Evan Gartenlaub
Title: General Counsel

[Signature Page Restructuring Agreement]

MAJORITY SHAREHOLDERS:

BRIGADE LEVERAGED CAPITAL STRUCTURES FUND LTD.

By:	Brigade Capital Management, LLC,
its investment manager

By:	/s/ Raymond Luis
Name: Raymond Luis
Title: CFO

SEI GLOBAL MASTER FUND PLC – THE SEI HIGH YIELD FIXED INCOME FUND

By:	Brigade Capital Management, LLC,
its portfolio manager

By:	/s/ Raymond Luis
Name: Raymond Luis
Title: CFO

SEI INSTITUTIONAL INVESTMENTS TRUST – HIGH YIELD BOND FUND

By:	Brigade Capital Management, LLC,
its sub-adviser

By:	/s/ Raymond Luis
Name: Raymond Luis
Title: CFO

SEI INSTITUTIONAL MANAGED TRUST – HIGH YIELD BOND FUND

By:	Brigade Capital Management, LLC,
its sub-adviser

By:	/s/ Raymond Luis
Name: Raymond Luis
Title: CFO

[Signature Page Restructuring Agreement]

SENATOR GLOBAL OPPORTUNITY MASTER FUND L.P.

By:	Senator Master GP LLC,
its general partner

By:	/s/ Evan Gartenlaub
Name: Evan Gartenlaub
Title: General Counsel

[Signature Page Restructuring Agreement]

DW INVESTMENT MANAGEMENT, LP

/s/ David R. Warren
By its General Partner,
DW Investment Partners, LLC
By: David Warren,
Manager

[Signature Page Restructuring Agreement]

DAVID KEMPNER PARTNERS

By:  MHD Management Co., its general partner

By:  MHD Management Co. GP, L.L.C., its general partner

/s/ Avram Z. Friedman
Name: Avram Z. Friedman
Title: Managing Member

DAVIDSON KEMPNER INSTITUTIONAL PARTNERS, L.P.

By:  Davidson Kempner Advisers, Inc., it general partner

/s/ Avram Z. Friedman
Name: Avram Z. Friedman
Title: Principal

M.H. DAVIDSON & CO.

By:  M.H. Davidson &  Co., L.L.C., its general partner

/s/ Avram Z. Friedman
Name: Avram Z. Friedman
Title: Managing Member

DAVIDSON KEMPNER INTERNATIONAL, LTD.

By:  Davidson Kempner International Advisors, L.L.C., its Investment Manager

/s/ Avram Z. Friedman
Name: Avram Z. Friedman
Title: Managing Member

[Signature Page Restructuring Agreement]

DAVIDSON KEMPNER DISTRESSED OPPORTUNITIES FUND LP

By:  DK Group LLC, its general partner

/s/ Avram Z. Friedman
Name: Avram Z. Friedman
Title: Managing Member

DAVIDSON KEMPNER DISTRESSED OPPORTUNITIES INTERNATIONAL LTD.

By:  DK Management Partners LP, its Investment Manager

/s/ Avram Z. Friedman
Name: Avram Z. Friedman
Title: Limited Partner

[Signature Page Restructuring Agreement]

Exhibit A

Restructuring Term Sheet

EXECUTION COPY

CONFIDENTIAL

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

Restructuring Term Sheet

This term sheet reflects the material terms and conditions of an out-of-court restructuring for Aventine Renewable Holdings, Inc. and its affiliates (the “Restructuring”).  This term sheet is intended to be attached to an agreement among Lenders under the Existing Credit Agreement (as defined below) (the “Consenting Lenders”), the Borrower and Guarantors (as defined below, and together, the “Loan Parties”), and certain shareholders of the Borrower beneficially holding in the aggregate more than 50% of the Borrower’s issued and outstanding common stock (the “Majority Shareholders”) (the “Agreement”).  These terms are not enforceable or binding on any party unless and until definitive agreements are executed by each party thereto, as applicable, and thereafter shall be enforceable and binding only on the signatories to the respective definitive agreements and only by the other signatories to such definitive agreements.  This term sheet does not contain all of the contemplated terms and conditions of the Restructuring.  Subject to the terms of the Agreement, this term sheet and the terms set forth herein are not to be disseminated to any party or person who is not an attorney or advisor of a party to the Agreement.  The consummation of the Restructuring shall be subject to, among other things, (a) the Restructuring Conditions (as defined in the Agreement) and (b) the negotiation, execution, and delivery of definitive agreements that are mutually acceptable to each of the Consenting Lenders, the New Term Loan Lenders (as defined below) and the Loan Parties, and the satisfaction of customary and specific conditions precedent for transactions of the type described herein.

Borrower:	Aventine Renewable Energy Holdings, Inc. (the “Borrower”).

Guarantors:

Aventine Renewable Energy, Inc., Aventine Renewable Energy- Aurora West, LLC, Aventine Renewable Energy — Mt Vernon, LLC, Aventine Power, LLC, Nebraska Energy, L.L.C. and Aventine Renewable Energy- Canton, LLC (collectively, the “Subsidiary Guarantors”) and any Additional Guarantors (as defined in Section 9(b) of the Subsidiary Guaranty) (the Subsidiary Guarantors and the Additional Guarantors, collectively referred to as the “Guarantors”).

Existing Credit Agreement:

Senior Secured Term Loan Credit Agreement, dated as of December 22, 2010, as amended to date (the “Existing Credit Agreement”), and subject to the Forbearance Agreement, dated as of July 27, 2012 (the “Forbearance Agreement”), by and among the Borrower, the Existing Lenders, the Existing Agent and certain other parties thereto.

Existing Lenders:	The Lenders holding 100% of the outstanding Existing Term Loan.

Existing Agent:	Citibank, N.A., as the Administrative Agent and the Collateral Agent under the Existing Credit Agreement.

Existing Term Loan:	The term loans made under the Existing Credit Agreement, including (without limitation) all principal, interest, capitalized interest, fees and expenses.

New Term Loan:

A new term loan made by all or certain of the Existing Lenders (the “New Term Loan Lenders”) to the Borrower in the principal amount of $30,000,000. The New Term Loan would be funded on the Closing Date.

New Term Loan Lenders:	Existing Lenders that fund the New Term Loan.

Transaction Summary/Debt:

The out of court restructuring of the debt of the Borrower would be accomplished through the following steps, subject to the terms set forth herein:

•      Existing ABL Facility

The Existing ABL Facility(1) with Wells Fargo, as lender (the “ABL Lender”) and as agent (the “ABL Agent”) would be amended or amended and restated to (i) provide for a reduced commitment of $30,000,000, with the ability to increase the facility to $50,000,000 pursuant to an uncommitted incremental facility, (ii) permanently waive the defaults specified in the ABL Forbearance Agreement and reset covenants consistent with the terms set forth herein such that borrowings and letters of credit would be available to the Borrower, subject to customary conditions, (iii) incorporate the other terms applicable to the Amended ABL Facility described below and (iv) permit the other terms of the Restructuring (the “Amended ABL Facility”).

•      Existing Credit Facility

The Existing Credit Agreement would be amended or amended and restated to (i) provide for the New Term Loan, (ii) reinstate $100,000,000 in principal amount of the Existing Term Loan, (iii) convert into common stock of the Borrower the remaining principal balance of the Existing Term Loan, in the approximate amount of $135,000,000 (less any proceeds received as a result of the Buy-In Right described below), (iv) permanently waive the defaults specified in the Forbearance Agreement and reset covenants consistent with the terms set forth herein, (v) incorporate the other terms applicable to the Amended Term Loan Facility described below and (v) permit the other terms of the Restructuring (the “Amended Term Loan Facility”). Each Existing Lender shall receive its pro rata share of the reinstated portion of the Existing Term Loan, any proceeds from the Buy-In Right, and the common

(1)  As defined in the Existing Credit Agreement.  The Existing ABL Facility is subject to a Forbearance Agreement dated as of July 27, 2012 (the “ABL Forbearance Agreement”).

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stock issued in exchange for the cancellation of the balance of the Existing Term Loan.

•      Priorities

The New Term Loan shall be denominated as “Term Loan A” and the reinstated portion of the Existing Term Loan shall be denominated as “Term Loan B”. The Term Loan A shall have (i) priority over the Term Loan B with respect to any and all payments (other than payments of cash interest prior to the occurrence of an Event of Default), including (without limitation) prepayments or proceeds received or realized prior to or after the occurrence of an Event of Default, and (ii) voting control with respect to the exercise of remedies and certain other matters. The inter-lender arrangements among the Term A Lenders, the Term B Lenders and the Existing Agent (all as defined herein) will be set forth in a separate agreement among lenders (the “AAL”) executed on the Closing Date. The Borrower and the Guarantors shall not be parties to the AAL.

The lien intercreditor arrangement between the Term A Lenders and Term B Lenders, on the one hand, and the ABL Lender, on the other hand, shall be substantially the same as set forth in the existing intercreditor agreement between the Existing Agent and the ABL Agent, which intercreditor agreement shall be amended or amended and restated for the purpose of making such changes as are necessary to permit the Restructuring or as are consistent therewith (the “Amended Intercreditor Agreement”).

Debt Documentation:

The restructuring of the debt of the Borrower and its Subsidiaries shall be evidenced by:

(i) the Amended ABL Facility;

(ii) the Amended Term Loan Facility;

(iii) the Amended Intercreditor Agreement; and

(iv) the AAL.

Additional Terms/Amended ABL Facility:

The following additional terms shall be applicable to the Amended ABL Facility:

•      The borrowing base applicable under the Existing ABL Facility would be retained except that reserves would be adjusted as follows: [TBD].

•      Letters of Credit (as defined in the Existing ABL Facility) issued and outstanding would remain in place, and new Letters of Credit could be obtained, but the ABL Agent

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shall agree not to cash collateralize the existing Letters of Credit or new Letters of Credit prior to an Event of Default (as defined in the Amended ABL Facility).

•      Minimum liquidity covenants reduced to $[TBD].

•      [Other] [TBD]

Additional Terms/Amended Term Loan Facility:(2)

New Term Loan (“Term Loan A”)

The following terms shall be applicable to the New Term Loan:

Maturity: Four years from the Closing Date.

Interest Rate: Term Loan A shall bear interest at 12% per annum, payable in cash.

Closing Fees & Exit Fees: On the Closing Date, each of the New Term Loan Lenders (the “Term A Lenders”) shall have fully earned a nonrefundable fee equal to 3% of each Term A Lender’s portion of the Term A Loan, which fee shall be paid in kind by being added to the principal amount of the Term A Loan (the “Closing Fee”). On the Closing Date, each of the Term A Lenders shall have fully earned a nonrefundable fee equal to 3% of each Term A Lender’s portion of the Term A Loan (the “Exit Fee”). The Exit Fee shall be payable in cash to the holders of such Term A Lender’s portion of the Term A Loan on the Exit Fee Payment Date. The “Exit Fee Payment Date” means the earlier of (i) the maturity date of the Term Loan A and (ii) the prepayment in full of the Term Loan A.

Collateral: Same Collateral as the Existing Term Loan.

Existing Term Loan (“Term Loan B”)

The following terms shall be applicable to the Existing Term Loan:

$100,000,000 of the Existing Term Loan will rollover into a “Term Loan B” (such Existing Lenders holding any portion of the Existing Term Loan being referred to as the “Term B Lenders”), subject to the terms set forth below:

Maturity: Five years from the Closing Date.

(2)  The Consenting Lenders reserve the right (in their sole discretion) to adjust the economics between the Term Loan A and Term Loan B, as well as the allocation of the equity received by the Consenting Lenders, so long as the all-in-cost to the Borrower is unchanged and any such adjustment is finalized by the execution of definitive documentation.

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Interest Rate: Term Loan B shall bear interest payable in kind at a rate of 15% per annum or payable in cash at a rate of 10.5% per annum, at Borrower’s option

Collateral: Same Collateral as the Existing Term Loan.

Transaction Summary/Equity:(3)

•      Existing Lenders:

As consideration for restructuring the Existing Term Loan, the Existing Lenders shall receive newly issued shares of common stock equal to 92.5% of the issued and outstanding common stock of the Borrower, on a fully diluted basis, immediately after giving effect to such issuance, estimated at 109,314,897 shares (prior to the Reverse Stock Split referred to below), in exchange for the cancellation of that portion of the outstanding balance of the Existing Term Loan (inclusive of fees, PIK amounts and accrued interest) exceeding $100,000,000 (which is estimated to be approximately $135,000,000 at the Closing Date) (collectively, the “New Equity”). The New Equity shall be subject to downward adjustment and/or dilution as a result of, among things, (i) the Buy-In Right described below, (ii) the exercise of the Warrants described below and (iii) the Management Incentive Plan described below. It is intended that the shares will be transferable (x) to Qualified Institutional Buyers and/or Accredited Investors in reliance on (and subject to compliance with) the private placement exemptions of the securities laws or (y) on and after one (1) year from the Closing Date, in accordance with SEC Rule 144 (subject to the further provisions with respect to SEC Rule 144 set forth below).

The definitive agreements will include a customary registration rights agreement for the benefit of the Existing Lenders, the existing equity holders that receive New Equity, and the Warrant holders, provided that demand and registration rights shall require the affirmative approval of a majority of the stockholders of the Borrower (on a fully diluted basis). Any “cutbacks” will be allocated pro rata among all equity holders. The definitive agreements will also include provisions requiring the Borrower to provide plant level financials, on a monthly, quarterly and annual

(3)  The numbers in this section “Transaction Summary/Equity” are based upon (i) an estimated accrued Existing Term Loan claim of $235 million and (ii) fully diluted shares of common stock estimated at 8,863,370 as of the date hereof, which amount excludes unexercised warrants to purchase 449,503 shares and 63,795 shares of common stock held in treasury.  For purposes of this term sheet, when used herein, the phrase “on a fully diluted basis” and similar phrases refers to the method of calculation used in the immediately preceding sentence to determine fully diluted shares of the Borrower’s common stock outstanding.  All final prices and amounts to be based upon final calculations of the accrued claim by the Existing Agent and shares outstanding, on a fully diluted basis, by the Borrower on the Closing Date.

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basis, and other information which would be considered material non public information to lenders, equity holders and potential lenders and equity holders upon execution of a customary non disclosure agreement (“NDA Signatories”). The Borrower shall also be required to hold quarterly calls with the NDA Signatories.

In addition, the definitive documents will include a provision that, if the Borrower is not required to file periodic reports with the SEC, will require the Borrower to publicly disclose such information as is required to permit transfers pursuant to SEC Rule 144 (via its corporate website or other electronic means, to be agreed upon by the Existing Lenders), commencing on the date that is one (1) year after the Closing Date following the request of stockholders representing more than 50% of the issued and outstanding common stock of the Borrower.

The Board of Directors shall consist of five members as follows: (i) the Borrower’s CEO, (ii) 3 independent directors selected by the Existing Lenders (one of whom will be the Chairman, as determined by the Board of Directors) and (iii) one independent director selected by the existing equity holders of the Borrower. Subject to customary confidentiality restrictions, the Existing Lenders who hold at least 10% of the issued and outstanding common stock following the closing of the transactions contemplated hereby shall have certain observer rights to the meetings of the Board of Directors. D&O coverage will continue without any lapses for new, continuing and departing directors.

•      Existing Equity:

The Majority Shareholders, as such term is used in the Agreement, shall consist of the existing beneficial owners, directly or indirectly, of more than 50% of the issued and outstanding common stock of the Borrower. After execution of the Agreement, if so required by the Borrower and its counsel, the Majority Shareholders shall take such steps as are necessary to hold such shares directly as record holders (including through “DWAC” transmissions, if necessary) and to execute such further documents as are necessary to evidence their consent and agreement to the Restructuring.

Existing equity holders of the Borrower shall retain 7.5% of the fully diluted shares of common stock of the Borrower immediately after giving effect to the New Equity Issuance (the “Retained Equity”), estimated at 8,863,370 shares as of the date hereof, on a fully diluted basis (prior to the Reverse Stock Split). The Retained Equity shall be subject to further dilution as a result of, among things, (i) the exercise of the Warrants described below and (ii) the Management Incentive Plan described below.

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In accordance with Rule 506 of Regulation D under the Securities Act, as amended after the date hereof, existing equity holders of the Borrower that are accredited investors shall be offered the right to buy, on a pro rata basis, up to $50,000,000 of the Borrower’s common stock at a $146,000,000 valuation (the “Buy-In Right”), representing 34% of the issued and outstanding common stock of the Borrower, on a fully diluted basis (subject to adjustment for, among other things, the Management Incentive Plan and the exercise of the Warrants described below), with such proceeds repaying the Existing Term Loan and reducing the equity otherwise distributable to the Existing Lenders. The subscription and payment deadline(s) for the Buy-In Right will expire prior to the Closing Date and the Buy-In Right will close on the Closing Date. If for any reason the subscription or payment deadline(s) is extended or the Buy-In Right closes after the Closing Date, proceeds from the Buy-In Right will be used to redeem shares of newly issued common stock from the Existing Lenders on a pro rata basis at a to-be-determined price, subject to compliance with applicable laws. The Buy-In Right may or may not be transferable, subject to compliance with applicable securities laws.

Existing equity holders of the Borrower shall also be issued without payment therefor 5 year warrants for 25% of the Borrower’s issued and outstanding common stock, on a fully diluted basis, at an estimated strike price of $61.75 post Reverse Stock Split (or at an estimated strike price of $1.23 prior to the Reverse Stock Split), exercisable at a $146,000,000 valuation (the “Warrants”) (subject to adjustment for, among other things, the Management Incentive Plan described below). The maximum number of shares to be purchased pursuant to the exercise of the Warrants is estimated to be 39,392,756 shares prior to the Reverse Stock Split and 787,855 post Reverse Stock Split. The Warrants will contain customary terms with respect to stock splits, recapitalizations, merger protections as well as a customary cashless exercise right. If a Warrant holder is an accredited investor, the Warrants (when “in-the-money”) would be immediately exercisable in reliance upon Rule 506 of Regulation D under the Securities Act, as amended after the date hereof. If a Warrant holder is not an accredited investor, the Warrants would not be exercisable until the later of the one year anniversary date of issuance and the date a registration statement under the Securities Act covering the issuance of the underlying shares of common stock is declared effective (and provided that the Warrants are then “in-the-money”). In the event of a change of control transaction, Warrant holders would receive a change a control payment if and to the extent that the per share amount payable upon such change of control exceeds the per share Warrant exercise price.

In the event the Buy-In Right and the Warrant issuance cannot be structured in accordance with the foregoing terms and conditions

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due to applicable securities laws, the transactions would be restructured, subject to the approval of the Existing Lenders, in a manner that would have substantially the same economic and commercial effect on the parties to the Agreement.

•      Management Incentive Plan/Management Agreements:

The Management Incentive Plan and Management Agreements (including with respect to directors) will be determined by the new Board of Directors as early as possible following the Closing Date.

•      Reverse Stock Split:

The Reverse Stock Split is expected to result in one (1) new share being issued for fifty (50) existing shares. Holders that would otherwise be entitled to fractional shares would receive cash in lieu of stock for such fractional shares. The total shares post Reverse Stock Split shall not exceed 2,363,565, on a fully diluted basis (estimated).

Equity Documentation:

The restructuring of the equity of the Borrower and its Subsidiaries shall be evidenced by:

•      Rights Offering Memorandum/Information Circular

•      Rights Offering Subscription Materials

•      Shareholders Agreement (which will include customary voting agreements for board nominees)

•      Share Issue authorization documentation (Board and Shareholder Approvals)

•      Amended and Restated Certificate of Incorporation and an Amended and Restated Bylaws

•      Management Incentive Plan and Award Agreements

•      Subscription Agreement for New Equity

•      Warrant Agreement and Certificates

•      Registration Rights Agreement

•      [TBD]

Closing Date of the Restructuring:	Such date as all conditions set forth herein, in the Amended Term Loan Facility, the Amended ABL Facility and the Equity Documentation have been satisfied (the “Closing Date”).

Conditions to the Restructuring:

The Restructuring, as set forth herein, is subject to (but limited to) the following conditions being satisfied: (1) completion of due diligence and internal approvals by the Existing Lenders and the New Term Loan Lenders with respect to the New Term Loan, (2) approval by the ABL Lender, (3) approval by the Existing Agent, (4) prompt notice to any shareholder who is not a party to the definitive agreements, to the extent required by and in accordance with applicable law, (5) completion and execution of the necessary

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documentation for the Restructuring, (6) the Closing Date to occur upon the earlier of (i) September 30, 2012, or (ii) the expiration date of the Forbearance Agreement, as the same may be extended from time to time, including pursuant to Section 11 of the Agreement, (7) the absence of any material adverse change in the financial condition, operations or properties of the Borrower since the date of this term sheet (an “MAE”), (8) any and all governmental and third party consents and approvals necessary in connection with the proposed transaction, (9) the absence of any governmental or regulatory investigation or proceeding, or any litigation, that would reasonably be expected to result in an MAE or to otherwise prohibit or restrict consummation of the Restructuring on the terms set forth herein, (10) other customary conditions for transactions of this type to be set forth in definitive agreements, and (11) the conditions specified in the Agreement.

Governing Law and Submission to Jurisdiction:	State of New York, or in the case of certain of the Equity Documentation, the State of Delaware.

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Exhibit B

Shares Owned by Majority Shareholders

Shareholder	Shares of Common Stock
Senator Global Opportunity Master Fund L.P.	1,152,455
Brigade Leveraged Capital Structures Fund Ltd.	1,873,386
SEI Global Master Fund plc - The SEI High Yield Fixed Income Fund	18,599
SEI Institutional Investments Trust - High Yield Bond Fund	66,719
SEI Institutional Managed Trust - High Yield Bond Fund	70,573
DW Investment Management, LP	1,371,390
Funds affiliated with Davidson Kempner Capital Management LLC	778,713

Exhibit C

Term Loans Owned by Consenting Lenders

Lender Name	Amount of Term Loan Held as of August 17, 2012(2)%
ALJ Capital	$10,280,275.51	4.51%
ALJ CAPITAL I LP	$879,991.78	0.39%
ALJ CAPITAL II LP	$4,794,719.29	2.10%
LJR CAPITAL LP	$4,605,564.44	2.02%
Alliance Capital	$3,559,421.36	1.56%
ALLIANCEBERNSTEIN EVENT DRIVEN OPPORTUNITIES MASTER FUND L P	$1,021,549.33	0.45%
ALLIANCEBERNSTEIN STRATEGIC OPPORTUNITIES FUND LP(ALLIANCEBERNSTEIN LP)	$2,537,872.03	1.11%
Altai Capital Management	$7,088,276.57	3.11%
ALTAI CAPITAL MASTER FUND LTD	$7,088,276.57	3.11%
Apollo / Stone Tower	$25,570,929.37	11.22%
APOLLO INVESTMENT CORPORATION	$25,570,929.37	11.22%
Credit Suisse	$1,012,610.94	0.44%
CREDIT SUISSE LOAN FUNDING LLC	$1,012,610.94	0.44%
DK Partners	$61,281,995.83	26.89%
MIDTOWN ACQUISITIONS L.P. FKA DK ACQUISITIONS PARTNERS, L.P	$61,281,995.83	26.89%
Macquarie Group	$14,714,582.01	6.46%
MACQUARIE BANK LIMITED-SYDNEY HEAD OFFICE	$14,714,582.01	6.46%
Redwood Capital Management	$24,367,970.26	10.69%
REDWOOD MASTER FUND, LTD (REDWOOD CAPITAL MGMT)	$24,367,970.26	10.69%
Seix Advisors	$27,353,184.70	12.00%
RIDGEWORTH FUNDS - HIGH INCOME FUND FKA STI CLASSIC - HIGH INCOME FUND	$11,045,072.85	4.85%
RIDGEWORTH FUNDS - SEIX FLOATING RATE HIGH INCOME FUND FKA STI CLASSIC - SEIX FLOATING RATE HIGH INCOME FUND	$14,394,277.18	6.32%

(1) Holdings listed herein include the PIK Forbearance Fee under the Forbearance Agreement and accrued interest under the Credit Agreement to July 31, 2012.

Lender Name	Amount of Term Loan Held as of August 17, 2012(2)%
ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO (SEIX ADVISORS)	$799,962.64	0.35%
SEIX MULTI-SECTOR ABSOLUTE RETURN FUND LP (SEIX ADVISORS)	$1,012,610.94	0.44%
UNIVERSITY OF ROCHESTER (SEIX ADVISORS)	$101,261.09	0.04%
Senator Investment Group	$8,100,887.51	3.55%
SENATOR GLOBAL OPPORTUNITY MASTER FUND LP(SENATOR INVESTMENT GROUP LP)	$8,100,887.51	3.55%
TPG	$44,570,773.93	19.56%
TCS II OPPORTUNITIES LP	$1,916,124.87	0.84%
TPG CREDIT OPPORTUNITIES FUND LP (TPG CREDIT MANAGEMENT)	$4,534,471.78	1.99%
TPG CREDIT OPPORTUNITIES INVESTORS L.P(TPG CREDIT OPPORTUNITIES INVESTORS,L.P)	$5,063,054.69	2.22%
TPG CREDIT STRATEGIES FUND II LP	$30,019,289.77	13.17%
TPG CREDIT STRATEGIES FUND, LP	$3,037,832.82	1.33%
	$227,900,907.99	100.00%